                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/Cecil D. Andrus
                                                     ------------------



                                      Typed Name:     Cecil D. Andrus
                                                     ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                   /s/Ronald B. Stafford
                                                      ---------------------



                                      Typed Name:     Ronald B. Stafford
                                                      ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitufion and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/Henry S. Hemingway
                                                     ----------------------



                                    Typed Name:      Henry S. Hemingway
                                                     ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                 /s/Charles R.Hogan
                                                    ------------------



                                    Typed Name:     Charles R. Hogan
                                                    ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.

                                                   /s/Peter G. Ten Eyck II
                                                      ------------------------



                                      Typed Name:     Peter G. Ten Eyck II
                                                      ---------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                   /s/Douglas J. McGregor
                                                     -----------------------



                                      Typed Name:     Douglas J. McGregor
                                                      --------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                 /s/ Dennis W. Sullivan
                                                     ----------------------



                                      Typed Name:    Dennis W. Sullivan
                                                     ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ John C. Dimmer
                                                      ------------------



                                      Typed Name:     John C. Dimmer
                                                      ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ Kennith M. Curtis
                                                     ------------------



                                      Typed Name:     Kenneth M. Curtis
                                                      ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                             /s/ Nancy Briwa Veeder
                                                 ------------------



                                 Typed Name:     Nancy Briwa Veeder
                                                 ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                               /s/ A.C. Bersticker
                                                  ------------------



                                   Typed Name:     A.C. Bersticker
                                                  ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ M. Thomas Moore
                                                     ------------------



                                      Typed Name:     M. Thomas Moore
                                                     ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ Steven A. Minter
                                                     ------------------



                                      Typed Name:     Steven A. Minter
                                                     ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ Robert W. Gillespie
                                                      -------------------



                                      Typed Name:     Robert W. Gillespie
                                                      -------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ Henry L. Meyer III
                                                      ------------------



                                      Typed Name:     Henry L. Meyer III
                                                      ------------------

                                POWER OF ATTORNEY
                                -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ Stephen R. Hardis
                                                      ------------------



                                      Typed Name:     Stephen R. Hardis
                                                      ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ Lucie J. Fjeldstad
                                                      ------------------



                                          Typed Name: Lucie J. Fjeldstad
                                                      ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ William G. Bares
                                                      ------------------



                                      Typed Name:     William G. Bares
                                                      ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ K. Brent Somers
                                                      ------------------



                                     Typed Name:      K. Brent Somers
                                                      ------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, and John H. Mancuso and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for an in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 13, 1997.


                                                  /s/ Lee Irving
                                                      ------------------



                                     Typed Name:      Lee Irving
                                                      ------------------